SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-96063
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

         (a) Nexprise Inc. announced a one-for-fifteen reverse stock split on its common stock payable to shareholders of record as of April 22, 2002. Nexprise Inc. began trading on a split-adjusted basis on April 24, 2002. Effective April 25, 2002 the share amount of Nexprise Inc. represented by a round lot of 100 B2B Internet HOLDRS is .133.

         PurchasePro Inc. announced a one-for-five reverse stock split on its common stock payable to shareholders of record as of May 15, 2002. PurchasePro Inc. began trading on a split-adjusted basis on May 17, 2002. Effective May 20, 2002 the share amount of PurchasePro Inc. represented by a round lot of 100 B2B Internet HOLDRS is .800.

         Scient Inc. announced a one-for-twenty reverse stock split on its common stock payable to shareholders of record as of June 14, 2002. Scient Inc. began trading on a split-adjusted basis on June 18, 2002. Effective June 19, 2002 the share amount of Scient Inc. represented by a round lot of 100 B2B Internet HOLDRS is .310.

         (b) As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the new Standard & Poor's Global Industry Classification Standard ("GICS") sectors. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector.

         The securities included in the B2B Internet HOLDRS are currently represented in the Health Care, Information Technology and Industrials GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the B2B Internet HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         As provided in the depositary trust agreement, in addition to the other reconstitution events described therein, if the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of B2B Internet HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the B2B Internet


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         HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the B2B Internet HOLDRS trust.

         In addition, securities of a new company will be added to the B2B Internet HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the B2B Internet HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 B2B Internet HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER
                                                 & SMITH INCORPORATED


Date:  July 26, 2002                        By:  /s/ MITCHELL M. COX
                                               ---------------------------------
                                               Name: Mitchell M. Cox
                                               Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) B2B Internet HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.


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